PIMCO Funds

Supplement Dated May 24, 2007 to the

PIMCO Income Fund Institutional and Administrative Class Prospectus,
PIMCO Income Fund Class A and Class C Prospectus,
PIMCO Income Fund Class D Prospectus, and
PIMCO Income Fund Class R Prospectus,
each dated March 29, 2007

Effective June 1, 2007, the PIMCO Income Fund will change its distribution policy from declaring and distributing dividends monthly to declaring dividends daily and distributing dividends monthly. As a result, each of the Institutional and Administrative Class Prospectus; Class A and Class C Prospectus; Class D Prospectus; and Class R Prospectus of the PIMCO Income Fund, each dated March 29, 2007 (each a “Prospectus”), is supplemented as follows:

Effective June 1, 2007, each Prospectus is supplemented by replacing the disclosure under the heading “Dividend Frequency” in the “Fund Summary—Principal Investments and Strategies” section with the following: “Declared daily and distributed monthly.”

Effective June 1, 2007, each Prospectus is further supplemented by replacing the last sentence of the first paragraph in the “Fund Distributions” section with the following: “The Fund intends to declare income dividends daily to shareholders of record and distribute them monthly.”

PIMCO Funds

Supplement Dated May 24, 2007 to the

Statement of Additional Information
dated March 29, 2007

Effective June 1, 2007, the PIMCO Income Fund will change its distribution policy from declaring and distributing dividends monthly to declaring dividends daily and distributing dividends monthly. As a result, the PIMCO Funds Statement of Additional Information, dated March 29, 2007, is supplemented as follows:

Effective June 1, 2007, the third sentence in the third paragraph in the section titled “Net Asset Value” is deleted in its entirety.